EXHIBIT 99.1
                                 ------------

                            Computational Materials

                                                                  Exhibit 99.1


--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------



                            Computational Materials



                                 $368,569,000
                                 (Approximate)

                      Morgan Stanley Mortgage Loan Trust
                               Series 2005-9AR
                                   Group 1


                      Mortgage Pass-Through Certificates












------------------------------------------------------------------------------
This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. It is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------


                          $368,569,000(Approximate)
              Morgan Stanley Mortgage Loan Trust Series 2005-9AR
                                    Group 1

                        Morgan Stanley Capital I Inc.
                                   Depositor

                    Wells Fargo Bank, National Association
                                Master Servicer

                            Transaction Highlights
                            ----------------------

--------------------------------------------------------------------------------------------------------------------------
                                                     Avg Life to                               Initial
Offered                                Expected      Call/         Payment Window Call/     Subordination
Classes    Description  Balance(3)     Ratings       Mty(1)(2)     Mty (1)(2)                  Level(8)      Benchmark
--------------------------------------------------------------------------------------------------------------------------
   1-A     Floater(4)  $368,569,000     AAA/Aaa       3.46 / 3.81      1 - 110/ 1 - 360          5.25%       1 Mo. LIBOR
--------------------------------------------------------------------------------------------------------------------------
   1-X     WAC
           IO(5)(6)    $368,569,000     AAA/Aaa                                                  5.25%           N/A
-----------------------------------------------------                                        -----------------------------
   A-R      Residual       $100         AAA/Aaa                                                  5.25%           N/A
-----------------------------------------------------                                        -----------------------------
  1-B-1    Net WAC(7)   $9,531,000       AA/NR                                                   2.80%           N/A
-----------------------------------------------------                                        -----------------------------
  1-B-2    Net WAC(7)   $3,500,000        A/NR           Information Not Provided Hereby         1.90%           N/A
-----------------------------------------------------                                        -----------------------------
  1-B-3    Net WAC(7)   $2,333,000       BBB/NR                                                  1.30%           N/A
-----------------------------------------------------                                        -----------------------------
  1-B-4    Net WAC(7)   $2,139,000       BB/NR                                                   0.75%           N/A
-----------------------------------------------------                                        -----------------------------
  1-B-5    Net WAC(7)   $1,750,000        B/NR                                                   0.30%           N/A
-----------------------------------------------------                                        -----------------------------
  1-B-6    Net WAC(7)   $1,169,787       NR/NR                                                   0.00%           N/A
--------------------------------------------------------------------------------------------------------------------------

Notes:    (1)  Certificates are priced to a 10% Optional Termination.
------    (2)  Based on 100% of the prepayment assumption as described herein.
          (3)  Bond sizes subject to a variance of plus or minus 5%.
          (4)  The Class 1-A Certificates will have a per annum interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps, (ii) the Net WAC Cap (as described herein) and (iii) 11.50%.
          (5)  The balance shown with respect to the Class 1-X Certificates is a notional balance. Such class is a class of interest-only certificates and will not be entitled to distributions of principal.
          (6)  The notional amount of the Class 1-X Certificates for any Distribution Date is equal to the class principal balance of the Class 1-A Certificates immediately prior to the Distribution Date
          (7)  The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class 1-B-6 Certificates will have a per annum interest rate equal to the Net WAC Cap.
          (8)  Subordination Levels are preliminary and subject to final Rating Agency approval.




------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------


Issuer:                        Morgan Stanley Mortgage Loan Trust 2005-9AR

Depositor:                     Morgan Stanley Capital I Inc.

Originators:                   Morgan Stanley Mortgage Capital                                      41.89%
                               Wells Fargo                                                          18.90%
                               FNBA                                                                 17.72%
                               Mortgage IT                                                          13.23%
                               Others (Less than 10%)                                                8.26%

Servicers:                     GMAC                                                                 75.39%
                               Wells Fargo                                                          18.90%
                               Others (Less than 10%)                                                5.71%

Master Servicer/               Wells Fargo Bank, National Association
Securities

Administrator/Auction
Administrator:

Trustee:                       Deutsche Bank National Trust Company

Managers:                      Morgan Stanley (sole lead manager)

Rating Agencies:               The Offered Certificates are expected to be rated by two out of the three major rating agencies; Standard & Poor's, Moody's Investors Service or Fitch.

Offered Certificates:          The Class 1-A Certificates.

Senior Certificates:           The Class 1-A, Class A-R and Class 1-X Certificates.

LIBOR Certificates:            The Class 1-A Certificates.

Notional Certificates:         The Class 1-X Certificates.

Subordinate Certificates:      The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class 1-B-6
                               Certificates.

Expected Closing Date:         November 30, 2005 through DTC, and upon request only, through Euroclear or Clearstream.

Cut-off Date:                  November 1, 2005.

Prepayment Assumption:         o Fixed Rate Mortgage Loans: CPR starting at approximately 6 CPR in month 1 and increasing to
                               18 CPR in month 12 (12%/11 increase for each month), and remaining at 18% CPR thereafter
                               o ARM Mortgage Loans: 25% CPR

Accrued Interest:              The Class 1-A Certificates will settle with accrued interest from November 25, 2005 through
                               November 30, 2005

Accrual Period:                The interest accrual period (the "Accrual Period") with respect to the Class 1-A
                               Certificates for a given Distribution Date will be the period beginning on the 25th day of the month and ending on the 24th day of the month (on a 30/360 basis) in which the
                               Distribution Date occurs.

------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------

Distribution Dates:            The 25th of each month, or if such day is not a business day, on the next business day, beginning December 27, 2005.

Final Scheduled                The Distribution Date occurring in December 2035.
Distribution Date:

Group 1 Mortgage Loans:        As of the Cut-off Date, the Group 1 Mortgage Loans consist of 1,098 fixed and adjustable rate residential, first-lien mortgage loans. The aggregate principal balance of the
                               Group 1 Mortgage Loans as of the Cut-off Date will be approximately $388,991,788

Clean-Up Call:                 The terms of the transaction allow for a purchase of the Group 1 Mortgage Loans resulting in the retirement of the Certificates once the aggregate principal balance of the Group 1 Mortgage Loans is equal to 10% or less of aggregate principal balance of the
                               Group 1 Mortgage Loans as of the Cut off Date (the "Clean-Up Call Date").

Optional Termination of        Commencing with the first Optional Clean-up Call Date, the Auction Administrator shall
the Trust Fund by              solicit bids for the purchase of the Group 1 Mortgage Loans from at least three
Purchaser or Auction:          institutions that are regular purchasers and/or sellers in the secondary market of residential whole mortgage loans similar to the Group 1 Mortgage Loans. If the Auction
                               Administrator receives at least three bids for the Group 1 Mortgage Loans, any related
                               REO Property and any other property related to Group 1 remaining in the trust fund
                               (collectively, the "Group 1 Assets"), and one of those bids is at least equal to the
                               Minimum Auction Price, the Auction Administrator shall sell the Group 1 Assets to the highest bidder (the "Auction Purchaser") at the price offered by the Auction Purchaser
                               (the "Mortgage Loan Auction Price"). If the Auction Administrator receives less than three bids, or does not receive any bid that is at least equal to the Minimum Auction
                               Price, the Auction Administrator shall, on each six-month anniversary of the initial
                               Optional Clean-up Call Date, repeat these auction procedures until the Auction
                               Administrator receives a bid that is at least equal to the Minimum Auction Price, at which time the Auction Administrator shall sell the Group 1 Assets to the Auction
                               Purchaser at that Mortgage Loan Auction Price; provided, however, that the Auction
                               Administrator shall not be required to repeat these auction procedures on any
                               Distribution Date for any six-month anniversary of the initial Optional Clean-up Call
                               Date unless the Auction Administrator reasonably believes that there is a reasonable likelihood of receiving a bid of at least the Minimum Auction Price.

                               Commencing with the first Distribution Date following the first Optional Clean-up Call
                               Date, if an auction is held but the Auction Administrator does not receive the Minimum
                               Auction Price, then the Master Servicer will have the option, subject to the provisions of the pooling and servicing agreement, to purchase the Group1 Assets for a price equal to the sum of (a) 100% of the aggregate Stated Principal Balance of the Group 1 Mortgage
                               Loans, plus accrued interest thereon, (b) the fair market value of any related REO
                               Property and (c) any unreimbursed servicing advances related to Group 1.

Minimum Auction Price:         For any Distribution Date on which an auction is being held, the sum of (a) 100% of the current aggregate principal balance of the Group 1 Mortgage Loans, plus accrued interest thereon, (b) the fair market value of any related REO Property in the trust fund and all other property related to Group 1 in the trust fund being purchased, (c) any unreimbursed servicing advances related to Group 1 and (d) any expenses incurred by the
                               Auction Administrator relating to the Auction process.

------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------

Credit Enhancement:            Senior/subordinate, shifting interest structure.

Class 1-A Interest Rate        Beginning on the first Distribution Date, and for a period of 109 months thereafter, an
Cap:                           Interest Rate Cap will be entered into by the Trust for the benefit of the Class 1-A
                               Certificates.

                               For its duration, the Class 1-A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling)
                               over the cap strike (on a 30/360 day count basis), (ii) the Class 1-A Interest Rate Cap
                               Notional Balance as described on the schedule herein and (iii) 100 ("the Class 1-A
                               Interest Rate Cap Payment").

Class 1-A Interest Rate        The Class 1-A Interest Rate Cap Payment shall be available to pay any Class 1-A Net WAC
Cap Payment Allocation:        Shortfall due to the Class 1-A Certificates

Net WAC Cap:                   The weighted average of the net mortgage rates for the Group 1 Mortgage Loans ("Net WAC
                               Cap").

Class 1-A Net WAC              If on any Distribution Date, the Certificate Interest Rate of the Class 1-A Certificates
Shortfall:                     is subject to the Net WAC Cap, such Certificates will, to the extent described below, be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Formula Rate over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Formula Rate) (a "Class 1-A Net WAC Shortfall").

Certificate Interest Rate:     The Class 1-A Certificates will have a Certificate Interest Rate equal to the lesser of
                               (i) the related Certificate Formula Rate and (ii) the Net WAC Cap.

Certificate Formula Rate:      The Class 1-A Certificates will have a Certificate Formula Rate equal to the lesser of
                               (i) one-month LIBOR plus the related margin and (ii) 11.50%.

Reserve Fund:                  As of the Closing Date, the "Reserve Fund" will be established on behalf of the Class
                               1-A Certificates. The Reserve Fund will be funded by an initial deposit of funds on the
                               Closing Date, and thereafter, by amounts otherwise distributable to the Class 1-X
                               Certificates to the extent of any of Net WAC Shortfall amounts for a related
                               Distribution Date remaining after allocation of any payments made with respect to the interest rate cap. The Reserve Fund will not be an asset of the REMIC. On any
                               Distribution Date, the Class 1-A Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such
                               Distribution Date remaining after allocation of payments made under the interest rate cap, to the extent available. Any amounts remaining in the Reserve Fund after such distribution will be distributed to the Class 1-X Certificates.

------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------

Shifting Interest:             Until the Distribution Date occurring in December 2012, the Subordinate Certificates will be locked out from receipt of prepayment principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive an increasing portion of unscheduled principal payments. Unscheduled principal payments will be allocated to the Subordinate
                               Certificates based on the following percentages:

                               December 2005 - November 2012              0% Pro Rata Share
                               December 2012 - November 2013             30% Pro Rata Share
                               December 2013 - November 2014             40% Pro Rata Share
                               December 2014 - November 2015             60% Pro Rata Share
                               December 2015 - November 2016             80% Pro Rata Share
                               December 2016 and after                  100% Pro Rata Share

                               Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate
                               Certificates is twice that initially calculated, all principal (scheduled principal, prepayments and recoveries) will be paid pro-rata between the Senior Certificates (other than the Class 1-X Certificates) and Subordinate Certificates (subject to performance triggers). However, if prior to the Distribution Date in December 2008, the credit enhancement provided by the Subordinate Certificates is twice that initially calculated
                               (subject to performance triggers on such Distribution Date), then the Subordinate
                               Certificates will be entitled to only 50% of their pro-rata share of principal prepayments.

                               Any principal not allocated to the Subordinate Certificates will be allocated to the
                               Senior Certificates. In the event the applicable current senior percentage (equal to the aggregate principal balance of the Senior Certificates, divided by the aggregate class principal balance of the Group 1 Mortgage Loans) exceeds the initial senior percentage
                               (equal to the aggregate principal balance of the Senior Certificates as of the Closing
                               Date, divided by the sum of the aggregate principal balance of the Group 1 Mortgage
                               Loans as of the Cut-off Date), the Senior Certificates (other than the Class 1-X
                               Certificates) will receive all unscheduled payments from the Group 1 Mortgage Loans, regardless of any prepayment percentages as described above.

Allocation of Realized         Any realized losses on the Group 1 Mortgage Loans will be allocated as follows: first,
Losses:                        to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance thereof has been reduced to zero; thereafter, to the Class 1-A Certificates in reduction of their principal balance, until the class principal balance thereof has been reduced to zero.

------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------


Certificate Priority of      With respect to any Distribution Date, available funds from the Group 1 Mortgage Loans will be
Distributions:               distributed in the following order of priority:

                                     1) Senior Certificates, accrued and unpaid interest at the related Certificate
                                        Interest Rate, from the Group 1 Mortgage Loans; provided, however, the amount of interest otherwise distributable to the Class 1-X Certificates shall first be deposited in the Reserve Fund.

                                     2) Class A-R Certificates, principal allocable to such class.

                                     3) Class 1-A Certificates, principal allocable to such class.

                                     4) Class 1-A Certificates, the related Net WAC Shortfall amount from the Reserve
                                        Fund, remaining unpaid after application of the amounts received under the
                                        Class 1-A Interest Rate Cap.

                                     5) Class 1-X Certificates, the excess amounts related to the Class 1-X
                                        Certificates, from the Reserve Fund.

                                     6) Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class 1-B-6
                                        Certificates, in sequential order, first accrued and unpaid interest at the related Certificate Interest Rate and then the respective shares of principal allocable to such classes.

Trust Tax Status:              REMIC.

ERISA Eligibility:             Subject to the considerations in the Prospectus, all Offered Certificates are ERISA eligible.

SMMEA Eligibility:             It is anticipated that the Senior Certificates and the Class 1-B-1 Certificates will be
                               SMMEA eligible.

Prospectus:                    The Class 1-A Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the
                               Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                               Certificates may not be consummated unless the purchaser has received the Prospectus.

                               PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                               BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------

                                                 Weighted Average Life Sensitivity
                                                               To Call


==================================================================================================================================
Prepay     PPC%                       60              75           85           100           125           150          200
Speed
==================================================================================================================================
    A      WAL (yrs)                 5.75            4.64         4.09          3.46          2.70         2.18          1.53
           Principal Window         1 - 177        1 - 145       1 - 129      1 - 110        1 - 88       1 - 70        1 - 49
==================================================================================================================================


                                                 Weighted Average Life Sensitivity
                                                             To Maturity

==================================================================================================================================
Prepay     PPC%                       60              75           85           100           125           150          200
Speed
==================================================================================================================================
    A      WAL (yrs)                 6.18            5.06         4.49          3.81          2.99         2.42          1.70
           Principal Window         1 - 360        1 - 360       1 - 360      1 - 360       1 - 360       1 - 360      1 - 359
==================================================================================================================================




------------------------------------------------------------------------------
This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. It is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------
                Schedule of Effective Net WAC Cap Rates (1)(2)


                  Period            Class 1-A Effective Cap (%)
                     0                           -
                     1                          4.11
             2 and thereafter                  11.50

(1) Beginning in period 2, calculated as (a) Net WAC Cap plus (b) the proceeds from the Interest Rate Cap divided by the beginning period balances of the Class 1-A Certificates times 12 plus (c) any Reserve Fund Deposits from the Class 1-X Certificate divided by the beginning period balances of the Class 1-A Certificates times 12, subject to a maximum of 11.50%.
(2) Run to maturity assuming 100% PPC, no losses and all indices are 20%, beginning in period 2.

------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------

                              Interest Rate Cap Schedules

                              Class 1-A Interest Rate Cap
-----------------------------------------------------------------------------------------
             Class 1-A                                     Class 1-A
             Interest                                      Interest
Period       Rate Cap                 Ceiling              Rate Cap      Strike   Ceiling
             Notional      Strike %      %      Period     Notional         %       %
            Balance ($)                                  Balance ($)
    1      3,685,690.00     9.50       11.22      48     1,286,819.93     7.45    11.22
    2      3,613,718.47     5.15       11.22      49     1,259,902.04     7.45    11.22
    3      3,542,021.91     5.14       11.22      50     1,233,560.23     7.44    11.22
    4      3,470,581.15     5.56       11.22      51     1,207,782.03     7.44    11.22
    5      3,399,646.37     5.55       11.22      52     1,182,554.99     7.45    11.22
    6      3,328,929.50     5.54       11.22      53     1,157,866.65     7.45    11.22
    7      3,258,425.13     5.52       11.22      54     1,133,705.04     7.46    11.22
    8      3,188,137.40     5.51       11.22      55     1,110,059.38     7.46    11.22
    9      3,118,068.67     5.50       11.22      56     1,086,915.56     7.46    11.22
   10      3,048,226.16     5.52       11.22      57     1,064,265.45     7.47    11.22
   11      2,978,686.27     5.50       11.22      58     1,042,098.64     8.21    11.22
   12      2,910,655.75     5.49       11.22      59     1,020,403.23     8.38    11.22
   13      2,844,116.86     5.47       11.22      60       999,177.93     8.45    11.22
   14      2,779,036.26     5.46       11.22      61       978,397.84     8.44    11.22
   15      2,715,381.93     5.45       11.22      62       958,060.27     8.43    11.22
   16      2,653,120.71     5.89       11.22      63       938,155.12     8.42    11.22
   17      2,592,371.41     5.94       11.22      64       918,673.01     8.41    11.22
   18      2,532,943.23     5.93       11.22      65       899,604.73     8.40    11.22
   19      2,474,812.23     5.92       11.22      66       880,941.30     8.39    11.22
   20      2,417,948.24     5.91       11.22      67       862,673.92     8.38    11.22
   21      2,362,323.16     5.92       11.22      68       844,794.56     8.37    11.22
   22      2,307,909.62     5.94       11.22      69       827,294.23     8.36    11.22
   23      2,254,683.56     5.97       11.22      70       810,164.72     8.35    11.22
   24      2,202,620.12     5.97       11.22      71       793,397.99     8.34    11.22
   25      2,151,689.27     5.96       11.22      72       776,986.19     8.34    11.22
   26      2,101,865.61     5.95       11.22      73       760,922.91     8.33    11.22
   27      2,053,124.94     5.94       11.22      74       745,199.30     8.32    11.22
   28      2,005,443.07     6.24       11.22      75       729,808.00     8.31    11.22
   29      1,958,883.95     6.26       11.22      76       714,741.85     8.29    11.22
   30      1,913,336.49     6.26       11.22      77       699,993.80     8.28    11.22
   31      1,868,773.81     6.25       11.22      78       685,556.99     8.27    11.22
   32      1,825,175.21     6.27       11.22      79       671,424.70     8.27    11.22
   33      1,782,518.01     6.89       11.22      80       657,590.68     8.26    11.22
   34      1,740,785.50     6.97       11.22      81       644,048.17     8.25    11.22
   35      1,699,953.14     7.36       11.22      82       630,790.89     8.23    11.22
   36      1,662,058.42     7.38       11.22      83       617,812.68     8.22    11.22
   37      1,625,002.33     7.37       11.22      84       605,107.53     8.22    11.22
   38      1,590,804.99     7.37       11.22      85       592,670.11     8.21    11.22
   39      1,557,344.18     7.37       11.22      86       580,494.10     8.20    11.22
   40      1,524,603.54     7.39       11.22      87       568,573.88     8.19    11.22
   41      1,492,570.59     7.39       11.22      88       556,903.95     8.18    11.22
   42      1,461,228.02     7.39       11.22      89       545,478.94     8.17    11.22
   43      1,430,558.92     7.39       11.22      90       534,293.59     8.16    11.22
   44      1,400,548.35     7.39       11.22      91       523,342.74     8.15    11.22
   45      1,371,182.03     7.39       11.22      92       512,621.38     8.13    11.22
   46      1,342,446.39     7.39       11.22      93       502,124.57     8.12    11.22
   47      1,314,327.03     7.46       11.22      94       491,847.51     8.11    11.22

------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------

                        Class 1-A Interest Rate Cap (Continued)
-----------------------------------------------------------------------------------------
             Class 1-A                                     Class 1-A
             Interest                                      Interest
Period       Rate Cap                 Ceiling              Rate Cap      Strike   Ceiling
             Notional      Strike %      %      Period     Notional         %       %
            Balance ($)                                  Balance ($)
   95        481,785.49    8.10      11.22
   96        471,933.89    8.09      11.22
   97        462,288.27    8.08      11.22
   98        452,844.17    8.07      11.22
   99        443,597.27    8.06      11.22
   100       434,543.38    8.05      11.22
   101       425,678.35    8.04      11.22
   102       416,998.17    8.03      11.22
   103       408,498.88    8.02      11.22
   104       400,176.63    8.01      11.22
   105       392,027.64    8.00      11.22
   106       384,048.21    7.99      11.22
   107       376,234.75    7.97      11.22
   108       368,583.71    7.96      11.22
   109       361,091.63    7.95      11.22
   110       353,755.15    7.94      11.22
111 and
thereafter       0.00      0.00       0.00


------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                  COLLATERAL STATISTICS
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF THE TOTAL GROUP 1 COLLATERAL
-------------------------------------------------------------------------------------------------------------------------
                                                   Collateral Summary
-------------------------------------------------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in the pool as of the Collateral Selection Date.  Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of
Debt-to-Income and FICO, which are determined at origination).

                                                        Summary Statistics      Range (if applicable)

Number of Mortgage Loans:                                      1,098

Aggregate Current Principal Balance:                      $388,991,787.79     $10,306.06 - $1,190,000.00

Average Current Principal Balance:                          $354,273,.03

1st Lien:                                                      100.00%

Wtd. Avg. Gross Coupon:                                         5.751%            3.125% - 9.750%

Wtd. Avg. Original Term (months):                                 360                240 - 360

Wtd. Avg. Remaining Term (months):                                351                238 - 360

Fully Amortizing Mortgage Loans:                                36.89%

Interest Only Loans:                                            63.11%

% Adjustable Rate Mortgage Loans                                66.03%

% Fixed Rate Mortgage Loans                                     33.97%

Wtd. Avg. Margin (ARM Loans Only):                              2.617%            1.750% - 7.250%

Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):               11.721%           9.125% - 14.990%

Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):               2.703%            1.750% - 8.375%

Wtd. Avg. Initial Periodic Cap (ARM Loans Only):                4.139%            1.000% - 6.000%

Wtd. Avg. Subsequent Periodic Cap (ARM Loans Only):             1.675%            1.000% - 6.000%

Wtd. Avg. Original LTV:                                         70.24%            12.28% - 100.00%

Wtd. Avg. Borrower FICO:                                          721                 583-817

Geographic Distribution (Top 5):                        CA              47.19%

                                                        FL               6.25%

                                                        VA               5.31%

                                                        WA               4.67%

                                                        AZ               4.61%
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                   Product Type
------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
                                    MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
COLLATERAL TYPE                      LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
------------------------------------------------------------------------------------------------------------------
1 Month Arms -IO 10 Yrs                  2       779,650.00               0.20    5.625    657   79.86
1 Yr Arms                                1       132,550.87               0.03    5.375    760   79.22
1 Yr Arms -IO 10 Yrs                    17     2,654,438.49               0.68    5.622    715   78.58
2 Yr Arms                               36     5,072,334.31               1.30    6.520    665   80.49
2 Yr Arms -IO 10 Yrs                     7     2,430,299.98               0.62    6.658    711   74.33
2 Yr Arms -IO 2 Yrs                     21     4,635,286.76               1.19    5.856    669   80.00
2 Yr Arms -IO 5 Yrs                      4     1,309,170.00               0.34    6.994    685   78.42
3 Yr Arms                              214    89,178,858.01              22.93    5.233    727   66.42
3 Yr Arms -IO 10 Yrs                    74    35,677,823.80               9.17    6.146    720   74.72
3 Yr Arms -IO 3 Yrs                     78    36,054,046.41               9.27    5.945    724   73.93
3 Yr Arms -IO 5 Yrs                      1       131,200.00               0.03    5.625    632   80.00
5 Yr Arms                               26     8,782,394.07               2.26    6.132    710   71.94
5 Yr Arms -IO 10 Yrs                   157    43,683,267.69              11.23    6.043    711   78.66
5 Yr Arms -IO 5 Yrs                     31    13,623,342.97               3.50    5.998    695   70.87
6 Month Arms                             6     1,130,053.35               0.29    4.929    732   72.27
6 Month Arms -IO 10 Yrs                 30    11,170,253.49               2.87    4.382    727   70.24
6 Month Arms -IO 5 Yrs                   1       421,600.00               0.11    5.750    656   80.00
Fixed 20                                 1       502,709.86               0.13    5.625    762   57.06
Fixed 25                                 1       345,471.23               0.09    5.625    775   54.92
Fixed 30                               111    38,343,498.66               9.86    5.597    730   59.66
Fixed 30 - IO 10 Yrs                   278    92,748,037.84              23.84    5.967    726   69.40
Fixed 30 - IO 5 Yrs                      1       185,500.00               0.05    5.875    717   45.80
-----------------------------------------------------------------------------------------------------------------
Total:                               1,098   388,991,787.79             100.00    5.751    721   70.24
-----------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                    Index Type
------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
                                    MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
INDEX TYPE                           LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
------------------------------------------------------------------------------------------------------------------
Fixed Rate                             392   132,125,217.59              33.97    5.857    728   66.46
Treasury - 1 Year                      176    73,527,004.06              18.90    5.036    732   65.17
Libor - 1 Month                          2       779,650.00               0.20    5.625    657   79.86
Libor - 6 Month                        389   129,263,477.16              33.23    5.974    708   75.54
Libor - 1 Year                         139    53,296,438.98              13.70    5.933    721   73.63
-----------------------------------------------------------------------------------------------------------------
Total:                               1,098   388,991,787.79             100.00    5.751    721   70.24
-----------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                  Current Balance
------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
RANGE OF PRINCIPAL                 NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
BALANCES AS OF THE                  MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
CUT-OFF DATE ($)                     LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                       56     4,442,467.50               1.14    6.110    701   72.03
100,000.01 - 200,000.00                233    36,424,449.86               9.36    5.970    713   71.31
200,000.01 - 300,000.00                187    46,362,221.31              11.92    5.784    720   71.26
300,000.01 - 400,000.00                215    75,365,306.11              19.37    5.612    721   69.91
400,000.01 - 500,000.00                183    82,751,660.41              21.27    5.746    722   72.91
500,000.01 - 600,000.00                117    64,024,405.58              16.46    5.674    723   71.49
600,000.01 - 700,000.00                 58    37,123,778.37               9.54    5.833    732   70.33
700,000.01 - 800,000.00                 19    14,222,828.89               3.66    5.687    699   64.13
800,000.01 - 900,000.00                 12    10,388,206.57               2.67    5.709    721   59.49
900,000.01 - 1,000,000.00               16    15,583,685.66               4.01    5.829    726   59.37
1,000,000.01 - 1,500,000.00              2     2,302,777.53               0.59    6.496    742   67.58
-----------------------------------------------------------------------------------------------------------------
Total:                               1,098   388,991,787.79             100.00    5.751    721   70.24
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                            Remaining Term to Maturity
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
RANGE OF MONTHS                     MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
REMAINING                            LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
-----------------------------------------------------------------------------------------------------------------
121 - 240                                1       502,709.86               0.13    5.625    762   57.06
241 - 360                            1,097   388,489,077.93              99.87    5.751    721   70.26
-----------------------------------------------------------------------------------------------------------------
Total:                               1,098   388,991,787.79             100.00    5.751    721   70.24
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                            Original Term to Maturity
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
RANGE OF MONTHS AT                  MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
ORIGINATION                          LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
-----------------------------------------------------------------------------------------------------------------
121 - 240                                1       502,709.86               0.13    5.625    762   57.06
241 - 360                            1,097   388,489,077.93              99.87    5.751    721   70.26
-----------------------------------------------------------------------------------------------------------------
Total:                               1,098   388,991,787.79             100.00    5.751    721   70.24
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                  Mortgage Rate
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
RANGE OF CURRENT                    MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
MORTGAGE RATES (%)                   LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
-----------------------------------------------------------------------------------------------------------------
3.001 - 3.500                            5     2,573,671.59               0.66    3.329    766   69.27
3.501 - 4.000                            7     2,507,361.02               0.64    3.890    745   72.34
4.001 - 4.500                           11     3,767,494.94               0.97    4.323    772   63.84
4.501 - 5.000                          112    45,701,448.12              11.75    4.872    732   65.21
5.001 - 5.500                          197    67,802,483.73              17.43    5.351    726   65.80
5.501 - 6.000                          454   163,500,927.98              42.03    5.792    724   70.50
6.001 - 6.500                          202    67,510,153.70              17.36    6.306    706   74.96
6.501 - 7.000                           81    29,299,562.84               7.53    6.732    704   74.84
7.001 - 7.500                           19     4,854,781.51               1.25    7.239    696   77.93
7.501 - 8.000                            8     1,250,111.36               0.32    7.680    719   83.30
8.001 - 8.500                            1        32,100.00               0.01    8.375    707   89.80
9.501 - 10.000                           1       191,691.00               0.05    9.750    688   90.00
-----------------------------------------------------------------------------------------------------------------
Total:                               1,098   388,991,787.79             100.00    5.751    721   70.24
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                          Original Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
RANGE OF ORIGINAL LOAN              MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
TO-VALUE RATIOS (%)                  LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
-----------------------------------------------------------------------------------------------------------------
<= 30.00                                14     3,541,390.51               0.91    5.348    753   23.41
30.01 - 35.00                           16     4,913,891.06               1.26    5.386    717   32.31
35.01 - 40.00                           17     6,024,991.31               1.55    5.450    758   37.00
40.01 - 45.00                           17     5,663,578.34               1.46    5.484    724   42.62
45.01 - 50.00                           39    12,655,804.08               3.25    5.362    740   47.34
50.01 - 55.00                           30    13,099,537.95               3.37    5.320    740   52.82
55.01 - 60.00                           68    29,651,961.42               7.62    5.596    732   57.95
60.01 - 65.00                          116    49,127,227.94              12.63    5.654    718   63.54
65.01 - 70.00                           94    39,520,532.20              10.16    5.696    715   68.64
70.01 - 75.00                           90    36,558,556.20               9.40    5.749    729   74.18
75.01 - 80.00                          573   182,325,760.27              46.87    5.911    715   79.75
80.01 - 85.00                            6     2,029,578.80               0.52    5.632    680   84.44
85.01 - 90.00                           13     3,105,510.87               0.80    5.518    741   88.97
90.01 - 95.00                            4       706,333.10               0.18    6.094    720   95.00
95.01 - 100.00                           1        67,133.74               0.02    7.375    680   100.00
-----------------------------------------------------------------------------------------------------------------
Total:                               1,098   388,991,787.79             100.00    5.751    721   70.24
-----------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                            FICO Score at Origination
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
                                    MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
RANGE OF FICO SCORES                 LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
-----------------------------------------------------------------------------------------------------------------
576 - 600                               11     2,936,544.60               0.75    5.707    591   78.04
601 - 625                               22     6,521,160.94               1.68    5.767    616   68.89
626 - 650                               54    17,992,391.80               4.63    5.702    638   70.61
651 - 675                              138    46,822,966.10              12.04    5.994    665   73.29
676 - 700                              184    64,868,710.26              16.68    5.872    689   71.07
701 - 725                              186    62,647,455.75              16.11    5.879    712   70.63
726 - 750                              189    71,072,154.19              18.27    5.705    738   70.71
751 - 775                              158    58,608,961.77              15.07    5.620    763   70.30
776 - 800                              121    43,915,071.04              11.29    5.597    788   65.79
801 - 825                               35    13,606,371.34               3.50    5.108    808   64.20
-----------------------------------------------------------------------------------------------------------------
Total:                               1,098   388,991,787.79             100.00    5.751    721   70.24
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                             Geographic Distribution
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
                                    MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
STATE                                LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
-----------------------------------------------------------------------------------------------------------------
California                             435   183,551,595.12              47.19    5.776    721   68.19
Florida                                 75    24,326,096.72               6.25    5.914    725   68.96
Virginia                                51    20,645,235.01               5.31    5.929    715   76.30
Washington                              61    18,172,305.44               4.67    5.585    730   72.32
Arizona                                 64    17,919,562.05               4.61    5.824    714   71.41
New Jersey                              35    13,800,830.00               3.55    5.505    717   70.05
New York                                31    12,879,641.08               3.31    5.953    714   72.21
Illinois                                47    12,208,611.32               3.14    5.618    716   74.54
Colorado                                36    11,703,110.50               3.01    5.471    735   69.02
Maryland                                28     9,656,076.23               2.48    5.806    720   75.90
Other                                  235    64,128,724.32              16.49    5.665    722   71.93
-----------------------------------------------------------------------------------------------------------------
Total:                               1,098   388,991,787.79             100.00    5.751    721   70.24
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                 Occupancy Status
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
                                    MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
OCCUPANCY STATUS*                    LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
-----------------------------------------------------------------------------------------------------------------
Primary                                973   349,304,531.69              89.80    5.733    720   70.88
Investment                              91    27,531,846.62               7.08    6.076    725   64.45
Second Home                             34    12,155,409.48               3.12    5.535    743   65.04
-----------------------------------------------------------------------------------------------------------------
Total:                               1,098   388,991,787.79             100.00    5.751    721   70.24
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                Documentation Type
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
                                    MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
INCOME DOCUMENTATION                 LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
Limited                                543   191,432,350.21              49.21    5.938    720   72.70
Full/Alt                               354   117,590,265.02              30.23    5.352    718   70.90
No Documentation                       143    54,581,230.71              14.03    5.801    730   60.72
No Ratio                                51    22,703,330.96               5.84    6.089    717   68.86
Stated Documentation                     7     2,684,610.89               0.69    5.993    726   71.55
-----------------------------------------------------------------------------------------------------------------
Total:                               1,098   388,991,787.79             100.00    5.751    721   70.24
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                   Loan Purpose
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
                                    MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
PURPOSE                              LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
-----------------------------------------------------------------------------------------------------------------
Purchase                               549   179,646,008.24              46.18    5.924    718   77.06
Refinance - Cashout                    350   130,390,960.70              33.52    5.782    719   64.30
Refinance - Rate Term                  199    78,954,818.85              20.30    5.304    731   64.54
-----------------------------------------------------------------------------------------------------------------
Total:                               1,098   388,991,787.79             100.00    5.751    721   70.24
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                  Property Type
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
                                    MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
PROPERTY TYPE                        LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
-----------------------------------------------------------------------------------------------------------------
Single Family Residence                731   266,439,873.82              68.49    5.693    721   68.67
Planned Unit Development               210    72,871,675.06              18.73    5.843    718   73.88
Condominium                            107    29,755,639.77               7.65    5.882    727   74.49
2-4 Family                              49    19,565,099.14               5.03    5.992    723   71.61
Townhouse                                1       359,500.00               0.09    5.875    800   74.90
-----------------------------------------------------------------------------------------------------------------
Total:                               1,098   388,991,787.79             100.00    5.751    721   70.24
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                              Prepayment Charge Term
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
PREPAYMENT CHARGE                  NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
TERM AT ORIGINATION                 MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
(MOS.)                               LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
-----------------------------------------------------------------------------------------------------------------
0                                      531   211,897,039.11              54.47    5.625    723   70.03
4                                        2       510,405.01               0.13    6.270    742   74.18
5                                        1       975,000.00               0.25    6.500    672   75.00
6                                        6     3,541,054.88               0.91    6.405    722   72.47
7                                        2     1,283,435.00               0.33    6.000    752   76.79
12                                      75    24,009,060.26               6.17    6.035    711   77.11
18                                       1       504,000.00               0.13    6.125    766   80.00
21                                       1       468,000.00               0.12    5.875    788   80.00
24                                      66    15,022,696.14               3.86    5.944    689   77.37
30                                       1        89,900.00               0.02    5.500    712   55.90
33                                       1       511,000.00               0.13    6.000    682   70.00
36                                     279    83,924,167.46              21.57    5.917    720   69.29
60                                     132    46,256,029.93              11.89    5.729    727   66.40
-----------------------------------------------------------------------------------------------------------------
Total:                               1,098   388,991,787.79             100.00    5.751    721   70.24
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                Conforming Balance
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
                                    MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
CONFORMING BALANCE                   LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
-----------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                 482   253,671,697.35              65.21    5.707    723   69.78
Conforming Balance                     616   135,320,090.44              34.79    5.832    717   71.11
-----------------------------------------------------------------------------------------------------------------
Total:                               1,098   388,991,787.79             100.00    5.751    721   70.24
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                               Maximum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
RANGE OF MAXIMUM                    MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
MORTGAGE RATES (%)                   LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
-----------------------------------------------------------------------------------------------------------------
9.001 - 9.500                            6     2,894,198.09               1.13    3.459    770   66.72
9.501 - 10.000                           8     2,622,169.93               1.02    4.026    742   72.67
10.001 - 10.500                         19     7,288,345.01               2.84    4.849    738   69.35
10.501 - 11.000                        120    49,674,711.67              19.34    4.971    727   67.15
11.001 - 11.500                         87    30,254,267.64              11.78    5.415    732   70.47
11.501 - 12.000                        229    81,870,453.37              31.87    5.766    718   72.54
12.001 - 12.500                        139    53,132,840.57              20.68    6.215    706   75.14
12.501 - 13.000                         51    20,975,777.34               8.17    6.583    700   76.34
13.001 - 13.500                         21     4,460,743.81               1.74    6.705    676   79.47
13.501 - 14.000                         18     2,809,013.75               1.09    6.953    691   81.20
14.001 - 14.500                          4       427,834.74               0.17    7.267    643   80.74
14.501 - 15.000                          4       456,214.28               0.18    7.699    672   80.00
-----------------------------------------------------------------------------------------------------------------
Total:                                 706   256,866,570.20             100.00    5.696    717   72.19
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                               Minimum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
RANGE OF MINIMUM                    MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
MORTGAGE RATES (%)                   LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
-----------------------------------------------------------------------------------------------------------------
1.501 - 2.000                            7     3,031,591.59               1.18    3.474    759   71.91
2.001 - 2.500                          252   107,888,635.03              42.00    5.958    714   73.11
2.501 - 3.000                          373   131,472,628.37              51.18    5.480    724   70.83
3.001 - 3.500                            5     1,312,066.27               0.51    5.527    727   69.26
3.501 - 4.000                            2       585,008.67               0.23    5.702    656   64.92
4.001 - 4.500                            1       415,997.21               0.16    5.625    697   70.00
4.501 - 5.000                            2       526,008.91               0.20    7.098    663   80.00
5.001 - 5.500                           10     2,288,657.19               0.89    5.390    657   79.15
5.501 - 6.000                           14     2,810,378.85               1.09    5.903    674   80.00
6.001 - 6.500                           15     2,312,473.81               0.90    6.246    664   80.00
6.501 - 7.000                           16     2,715,155.28               1.06    6.682    673   78.63
7.001 - 7.500                            4     1,019,654.74               0.40    7.222    668   79.99
7.501 - 8.000                            4       456,214.28               0.18    7.699    672   80.00
8.001 - 8.500                            1        32,100.00               0.01    8.375    707   89.80
-----------------------------------------------------------------------------------------------------------------
Total:                                 706   256,866,570.20             100.00    5.696    717   72.19
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                   Gross Margins of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
RANGE OF GROSS                      MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
MARGINS (%)                          LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
1.501 - 2.000                            6     2,900,391.59               1.13    3.377    765   71.55
2.001 - 2.500                          255   109,149,482.24              42.49    5.962    714   73.09
2.501 - 3.000                          373   131,472,628.37              51.18    5.480    724   70.83
3.001 - 3.500                            9     2,277,666.27               0.89    5.365    698   73.81
3.501 - 4.000                           11     2,677,943.54               1.04    5.639    662   76.71
4.001 - 4.500                           20     3,684,243.28               1.43    6.123    672   80.00
4.501 - 5.000                           16     2,408,980.27               0.94    6.706    663   80.13
5.001 - 5.500                            9     1,040,955.98               0.41    6.662    664   80.00
5.501 - 6.000                            5       524,226.23               0.20    7.354    662   80.00
6.001 - 6.500                            1       106,132.43               0.04    7.990    622   80.00
7.001 - 7.500                            1       623,920.00               0.24    7.250    687   79.99
-----------------------------------------------------------------------------------------------------------------
Total:                                 706   256,866,570.20             100.00    5.696    717   72.19
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                          Months to Next Adjustment Date of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL
                                  NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
MONTHS TO NEXT                     MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
ADJUSTMENT                          LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
-----------------------------------------------------------------------------------------------------------------
0 - 5                                  203    81,053,517.68              31.55    4.959    731   66.07
6- 11                                   28     8,497,828.63               3.31    5.179    714   70.28
12 -17                                  57    10,006,367.89               3.90    6.172    671   79.71
18 - 23                                 13     3,704,927.11               1.44    6.764    699   77.04
24 - 29                                 16     4,857,997.17               1.89    5.677    686   77.00
30 - 35                                175    82,656,926.99              32.18    6.088    721   73.79
48 - 53                                  5     1,440,945.45               0.56    6.232    746   77.72
54 - 59                                208    64,407,059.28              25.07    6.044    706   76.23
60 - 65                                  1       241,000.00               0.09    5.375    762   48.20
-----------------------------------------------------------------------------------------------------------------
Total:                                 706   256,866,570.20             100.00    5.696    717   72.19
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                Initial Periodic Cap of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
INITIAL PERIODIC                    MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
CAP (%)                              LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
-----------------------------------------------------------------------------------------------------------------
0.501 - 1.000                           35    11,982,076.37               4.66    4.578    717   71.75
1.001 - 2.000                          229    92,215,062.78              35.90    5.207    730   67.38
2.001 - 3.000                           60    11,007,461.36               4.29    6.214    667   78.98
3.001 - 4.000                            2     1,284,997.99               0.50    5.639    669   64.72
4.001 - 5.000                           34    13,094,137.35               5.10    5.850    715   73.56
5.001 - 6.000                          346   127,282,834.35              49.55    6.096    714   75.06
-----------------------------------------------------------------------------------------------------------------
Total:                                 706   256,866,570.20             100.00    5.696    717   72.19
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                    Periodic Cap of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                                   NUMBER OF     BALANCE        % OF PRINCIPAL    GROSS
PERIODIC                            MORTGAGE    AS OF THE        BALANCE AS OF   COUPON           OLTV
CAP (%)                              LOANS     CUT-OFF DATE    THE CUT-OFF DATE    (%)     FICO   (%)
-----------------------------------------------------------------------------------------------------------------
0.501 - 1.000                          304    83,995,877.91              32.70    5.864    707   76.94
1.001 - 2.000                          401   172,735,683.62              67.25    5.615    723   69.87
5.001 - 6.000                            1       135,008.67               0.05    5.125    601   80.00
-----------------------------------------------------------------------------------------------------------------
Total:                                 706   256,866,570.20             100.00    5.696    717   72.19
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                 November 18, 2005
Securitized Products Group      Morgan Stanley
--------------------------------------------------------------------------------

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                                    Page 3